As filed with the Securities and Exchange Commission on [date]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1209

Bridges Investment Fund, Inc.
(Exact name of registrant as specified in charter)

8401 West Dodge Road, Suite 256
Omaha, NE 68114
(Address of principal executive offices) (Zip code)

Edson L. Bridges III
8401 West Dodge Road, Suite 256
Omaha, NE 68114
(Name and address of agent for service)

(402) 397-4700
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: January 1, 2005 - December 31, 2005

Item 1. Report to Stockholders.

Forty-Third

Annual Shareholder Report

2005

8401 West Dodge Road - 256 Durham Plaza - Omaha, Nebraska 68114 - voice: 402.397.4700 fax: 402.397.8617 - www.bridgesfund.com

Contents of Report

Pages 1 - 4	Shareholder Letter

Exhibit 1	Selected Historical Financial Information
Page 5

Exhibit 2	Portfolio Transactions During the Period From October 1, 2005
Page 6 - 7	through December 31, 2005

Page 8	Expense Example

Page 9	Allocation of Portfolio Holdings

Pages 10 - 24	Financial Statements and Report of Independent Registered
Public Accounting Firm

MD&A 1 - 8	Management Discussion and Analysis

IMPORTANT NOTICES

Opinions expressed herein are those of Edson L. Bridges III and are subject to change. They are not guarantees and should not be considered investment advice.

The S&P 500 Index is a broadly based unmanaged composite of 500 stocks which is widely recognized as representative of price changes for the U.S. equity market in general. The Russell 1000 Growth Index is an unmanaged composite of stocks that measures the performance of the stocks of companies with higher price-to-book ratios and higher forecasted growth values from a universe of the 1,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index is an unmanaged composite of stocks that measures the performance of the stocks of companies with lower price-to-book ratios and lower forecasted growth values from a universe of the 1,000 largest U.S. companies based on total market capitalization. The Salomon Brothers Corporate 7-10 Year Index is an unmanaged composite of investment grade corporate bonds with maturities of between seven and ten years.

You cannot invest directly in a specific index, however, you may invest in a number of open end investment companies organized and operated by other sponsors for the purpose of experiencing the investment results for an index. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete information on holdings in the Fund.

Mutual fund investing involves risk. Principal loss is possible. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells.

This report has been prepared for the information of the shareholders of Bridges Investment Fund, Inc. and is under no circumstances to be construed as an offering of shares of the Fund. Such offering is made only by Prospectus.

This report must be preceded or accompanied by a Prospectus.

Quasar Distributors, LLC, Distributor (2/06)

Bridges Investment Fund, Inc.
256 DURHAM PLAZA
8401 WEST DODGE ROAD
OMAHA, NEBRASKA 68114 - 3453

TELEPHONE 402 - 397 - 4700
FACSIMILE 402 - 397 - 8617

January 19, 2006

Dear Shareholder:

Results

In 2005, Bridges Investment Fund, Inc. (BIF) had a total return of 5.94% based on a year-end 2004 net asset value of $33.31 per share and a 2005 net asset value of $35.01 per share and net investment income of $0.2798 per share. Assuming a shareholder owned the Fund for an entire year and reinvested dividends on the payable dates, the compound total return for the year was 5.99%.

The total returns for the Fund over the past five years are summarized in the table below. This table includes comparable measurements for the Russell 1000 Growth Index and the Standard & Poor’s 500 (S&P 500) Stock Index. Because the Fund also owns fixed income securities, the total returns for the Salomon Brothers 7-10 year Corporate Bond Index are also included in the table below:

Yr. Over Yr. % Returns				Yr. End Asset Allocation
Year	BIF	Russell 1000 Growth	S&P 500	Salomon Bros. 7-10 Yr. Corp. Index	Year	% Equities	% Fixed
2005	5.99	5.26	4.91	2.26	2005	94.1	5.9
2004	8.36	6.30	10.87	6.73	2004	90.4	9.6
2003	35.83	29.75	28.63	9.62	2003	90.6	9.4
2002	-25.14	-27.88	-22.10	10.30	2002	88.8	11.2
2001	-18.89	-20.42	-11.88	9.94	2001	82.7	17.3

As of 12/31/05	BIF	Russell 1000 Growth	S&P 500	Salomon Bros. 7-10 Yr. Corporate Index
Three year compound % annual total return:	15.99	13.23	14.38	6.16
Five year compound % annual total return:	-1.08	-3.58	0.54	7.72
Ten year compound % annual total return:	7.52	6.72	9.06	6.73

Performance data stated above in the cover letter of this report represents past performance. Past performance does not guarantee future results. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance stated above. Performance data current to the most recent month end may be obtained by calling 866-934-4700.

In 2005, equity returns were generally positive for the third straight year. As in 2004, 2005 saw the equity market trade in a narrow range for most of the year, with the bulk of the year’s gains coming in the fourth quarter.

Corporate profits were strong for a third straight year, and provided solid support for the stock market. Earnings for the S&P 500 were up 19% on a market capitalization basis and 14% on an equal-weighted basis from the third quarter of 2004 through the third quarter of 2005, and earnings for calendar 2005 are expected to be up about 13% from 2004. The interest rate environment remained benign, as the yield on the 10 year Treasury rose from 4.22% to 4.39% during 2005.

Despite generally good corporate profit growth and a solid economic environment, equity valuations actually shrank during 2005. At the start of 2005, the S&P 500 traded at 16.9x estimated 2005 earnings of $71.70, with 2005 earnings expected to be about 7% higher than in 2004. Although S&P 500 earnings for 2005 will likely come in much better than expected at the start of the year at around $76 or 13% above 2004 levels, investors have actually contracted the S&P 500 P/E to around 16.0x estimated 2006 earnings of $82 (again, the market is looking for year-over-year earnings growth of about 7-8% in 2006).

Within the Fund’s portfolio, the contraction in equity valuations was even more pronounced. The Fund’s equities were valued at 19x estimated 2005 earnings at the beginning of 2005 with year-over-year growth expected to be around 11%; aggregate earnings growth for the Fund’s equities will likely come in closer to 13-14% for 2005, and the Fund’s equities enter 2006 valued at 17.8x estimated 2006 earnings, which are expected to be about 15% higher than 2005 levels.

Shareholder Letter                                                                                                                                    -2-                                                                                                                                      January 19, 2006

In essence, while the Fund’s equities had good relative performance in 2005, they underperformed as a group their aggregate earnings growth in 2005 by a considerable margin. This increase in underlying business value at a rate greater than equity market appreciation creates a level of undervaluation for the portfolio’s companies that should be alleviated over time.

Overall, the Fund’s equities had a total return of 7.27% in 2005, versus total returns of 4.91% for the S&P 500 and 5.26% for the Russell 1000 Growth Index.

The top ten contributors in terms of dollars to the Fund’s total return during 2005 included Altria ($949,069, +27% total return), Omnicare ($884,959, +74%), Anadarko Petroleum ($470,183, +50%), Nelnet ($412,500, +51%), Teva Pharmaceutical ($341,808, 47%), Express Scripts ($316,427, +154%), Allergan ($272,900, +34%), West ($253,120, 27%), Goldman Sachs ($249,958, +25%), and Best Buy ($239,875, +11%).

The top ten performing stocks in the portfolio during 2005 were Express Scripts (+154% total return), Omnicare, (+74%) Legg Mason (+52%), Nelnet (+51%), Anadarko Petroleum (+50%), Teva Pharmaceutical (+47%), O’Reilly Automotive (+45%), Nabors (+35%), Allergan (+34%), and Wellpoint (+30%).

The five positions that had the largest negative effect on the Fund’s return in 2005 in terms of dollars were Ebay (-$348,732), Flextronics (-$257,789), Symantec (-$249,147), Level 3(-$208,064), and Freddie Mac (-$176,121).

The following table summarizes the performance of the Fund’s largest ten common stockholdings at year end 2005:

(2005 Results of the Fund’s Top Ten Common Stocks)
No. of Shares	Company Name	12/31/2005 Market Value	% of Equities	% of Total Assets	Tot Rtn % Chg QTD	Tot Rtn % Chg 12 Mos	EPS(1) 5 YR Hist Gr Rate	EPS(1) % Chg 05 VS 04	P/E(2) 2005	P/E(2) 2006	EPS(1) LT Future Gr Rate
53,500	Capital One	$4,622,400	6.1%	5.7%	9%	3%	26%	8%	12.9	11.2	13%
50,000	Altria	3,736,000	4.9%	4.6%	3%	27%	4%	10%	14.6	13.6	8%
60,000	Best Buy	2,608,800	3.4%	3.2%	0%	11%	21%	18%	22.9	20.7	16%
40,000	Omnicare	2,288,800	3.0%	2.8%	2%	66%	25%	7%	23.1	17.7	15%
45,000	Qualcomm	1,938,600	2.6%	2.4%	-4%	2%	25%	3%	36.8	28.9	20%
45,000	First Data	1,935,450	2.6%	2.4%	8%	2%	17%	6%	18.9	16.9	13%
30,000	Johnson & Johnson	1,803,000	2.4%	2.2%	-5%	-3%	17%	13%	17.2	16.0	10%
22,000	Amgen	1,734,920	2.3%	2.2%	-1%	23%	26%	33%	24.6	21.6	15%
30,000	Chevron	1,703,100	2.2%	2.1%	-12%	11%	15%	18%	8.6	7.5	10%
25,000	Zimmer	1,686,000	2.2%	2.1%	-2%	-16%	-	27%	22.0	18.7	17%
		$24,057,070	31.7%	29.8%

	Total Equities	$75,888,415		94.0%
	Total Net Assets	$80,715,484

Past performance is no guarantee of future results.

(1)
Earnings per share (EPS)
Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.
The sources of earnings per share for these calculations were actual numbers when available, and estimates in all other instances, from BASELINE Financial Services.

(2)
Price to Earnings (P/E) Ratio
The Price to Earnings Ratio reflects the multiple of earnings at which a stock sells and is calculated by dividing current price of the stock by the company’s trailing 12 months’ earnings per share.

        The Fund’s investment performance for the period ending December 31, 2005 placed it in the top 50th, 27th, 26th, and 41st percentiles among 1,639, 1,353, 1,065 and 370 funds for the trailing one, three, five, and ten-year time frames respectively, in Morningstar’s large cap growth fund category. “Morningstar Rankings represent a fund’s total return percentile rank relative to all funds that have the same Morningstar Category. The highest percentile rank is 1 and the lowest is 100. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.”

Shareholder Letter                                                                                                                                    -3-                                                                                                                                      January 19, 2006

Outlook for 2006

We expect the investing climate in 2006 to be characterized by the following factors: 1) continued solid economic growth with GDP growing around 3.0-3.5%; 2) continued positive corporate earnings growth, although growth is likely to slow from the strong pace experienced in the Q3 2001 through Q4 2005 time frame; 3) higher interest rates during the first half of the year, as we expect the yield on the 10-year Treasury to reach 5%, up from 4.3% currently, before declining in the second half of the year as the economy slows; 4) higher inflation primarily due to higher energy prices; and 5) greater equity price volatility (2004 and 2005 were characterized by far below average intra-year volatility; we expect volatility to increase in 2006 as the economy and earnings growth slow, and as investors grapple with ongoing concerns about Iraq, higher energy costs, and other risks).

Equity valuations, which seemed reasonable entering 2005, appear even more attractive at the outset of 2006, both in absolute terms and relative to bonds, given our expectation of continued solid corporate earnings growth in 2006 (we expect a 7%-8% increase over 2005 earnings for the S&P 500 companies). We believe that if interest rates on the 10-year Treasury remain at or below 5% during 2006, fair value for the S&P 500 would be about 17-20x estimated earnings of $80 per share, or a range of 1360-1600. The midpoint of that range would be 1480, about 18-19% above the year-end S&P level of 1248. The average P/E for the S&P 500 over the past decade, excluding 1999 and 2000, which were outlier years for equity valuations, was 19x. The average 10-year Treasury yield over the 1994-2004 time frame was 5.5%, so the market’s valuation entering 2006 seems to be discounting a rise in interest rates during the year. If interest rates stay below 4.5-5.0% during 2006, equity returns could be materially better than the 7%-9% the consensus currently expects. Even if rates do rise to the 5.0-5.5% range, high single digit to mid-double digit returns for stocks would seem possible given continued earnings growth in 2006 and the fact that equity appreciation generally lagged earnings growth in 2005, creating some level of undervaluation at the outset of 2006.

Longer term, we remain constructive on equities over the next several years, especially relative to fixed-income securities, despite some of the current economic challenges. The current high level of energy prices may curtail consumer spending this winter as consumers pay significantly higher amounts to heat their homes and drive their cars. In addition, the increase in interest rates has significantly reduced mortgage refinancings, which had been a strong prop for consumer spending during the past several years. On the positive side, the higher level of interest rates and slower economic growth should keep inflation at bay, which should limit the magnitude of the increase in long-term interest rates and the contraction of price/earnings multiples on stocks. In addition, we expect the Federal Reserve to cease their strategy of regular interest rate increases sometime during the first half of 2006, which could give the stock market a psychological boost. We also expect stronger economic growth in Japan (the world’s second largest economy) and continued strong growth in China and other Asian developing countries to benefit companies that export to those countries. Finally, many U.S. corporations are generating strong cash flow and have reduced debt and built up cash levels, which should enable them to increase capital spending to expand and/or modernize capacity.

Large capitalization growth stocks performed better on a relative basis in 2005 than 2004, but in many cases saw their growth in earnings and business value exceed their share price appreciation. As such, companies with strong prospects for future growth remain attractively valued both in an absolute sense, and relative to historic valuation parameters. At present, the Fund’s equities have an average price/earnings multiple of 17.8x estimated 2006 earnings, with estimated year-over-year earnings growth of 15% and long term earnings growth estimated on average to be 14%. This compares favorably to the current P/E of 16.0x for the S&P 500, which is expected to have 7-8% earnings growth in 2006 and 6%-8% average annual earnings growth over the next 3 to 5 years.

We continue to find attractive companies in a wide range of sectors. On balance in 2006, we would expect to marginally decrease our exposure to consumer discretionary spending companies, as the economic cycle lengthens and slows and as interest rates and energy costs rise, consumers may reign in their spending. That said, valuations in that area remain reasonable and long term prospects for companies such as Best Buy, Carnival, Harrah’s, and Home Depot remain solid.

We have increased our exposure to health care over the past year, and expect that trend to continue, given the positive underlying long term demographics of the health care group with the aging of the population in developed countries and the propensity of older persons to spend increasing amounts on health care. Companies such as Amgen, Johnson & Johnson, Medtronic, Omnicare, and Wellpoint seem well-positioned to generate strong earnings growth over the next five years.

We also expect to increase holdings in technology and energy. We find valuations stretched in utilities and telecommunications and view those segments of the market as relatively unattractive.

Shareholder Letter                                                                                                                                    -4-                                                                                                                                      January 19, 2006

We expect 2006 to be a challenging year, as investors grapple with a slowing (but still solid) economy, slowing corporate earnings growth, a third year of higher energy costs, and ongoing global geo-political instability. It is likely that 2006 will see significantly higher levels of market volatility; we will look for opportunities to increase our holdings in strong companies with attractive valuation characteristics afforded by periods of significant market weakness.

We remain committed to owning strong companies with excellent long term growth prospects and attractive valuation characteristics in the Fund’s portfolio, and we believe the Fund is well positioned going forward given the current valuation of its holdings and their potential for growth over the long run.

Annual Meeting

We would like you to note that we have changed the time and format of this year’s annual shareholder’s meeting. We have moved the meeting to the evening, so that it will be more convenient for shareholders to attend. We also plan to spend most of the time at the meeting discussing our outlook for 2006 and beyond in terms of portfolio strategy and investment themes in the Fund. After a brief business meeting and management’s investment outlook presentation, we plan to have plenty of time for shareholders to ask questions about the Fund. We hope that you will be able to attend, and that you will find the new format both informational and enjoyable. Please see the one page enclosure that provides more details on the annual meeting. We look forward to seeing you on the evening of March 22.

Sincerely,

Edson L. Bridges III, CFA
President and Chief Executive Officer

Exhibit 1

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION (Unaudited)

- - - - - - - - - - - - - Year End Statistics - - - - - - - - - - - - -

Valuation Date	Net Assets	Shares Outstanding	Net Asset Value/Share	Dividend/ Share	Capital Gains/Share

07-01-63	$109,000	10,900	$10.00	$-	$-
12-31-63	159,187	15,510	10.13	.07	-
12-31-64	369,149	33,643	10.97	.28	-
12-31-65	621,241	51,607	12.04	.285	.028
12-31-66	651,282	59,365	10.97	.295	-
12-31-67	850,119	64,427	13.20	.295	-
12-31-68	1,103,734	74,502	14.81	.315	-
12-31-69	1,085,186	84,807	12.80	.36	-
12-31-70	1,054,162	90,941	11.59	.37	-
12-31-71	1,236,601	93,285	13.26	.37	-
12-31-72	1,272,570	93,673	13.59	.35	.08
12-31-73	1,025,521	100,282	10.23	.34	.07
12-31-74	757,545	106,909	7.09	.35	-
12-31-75	1,056,439	111,619	9.46	.35	-
12-31-76	1,402,661	124,264	11.29	.38	-
12-31-77	1,505,147	145,252	10.36	.428	.862
12-31-78	1,574,097	153,728	10.24	.481	.049
12-31-79	1,872,059	165,806	11.29	.474	.051
12-31-80	2,416,997	177,025	13.65	.55	.0525
12-31-81	2,315,441	185,009	12.52	.63	.0868
12-31-82	2,593,411	195,469	13.27	.78	.19123
12-31-83	3,345,988	229,238	14.60	.85	.25
12-31-84	3,727,899	278,241	13.40	.80	.50
12-31-85	4,962,325	318,589	15.58	.70	.68
12-31-86	6,701,786	407,265	16.46	.688	.86227
12-31-87	7,876,275	525,238	15.00	.656	1.03960
12-31-88	8,592,807	610,504	14.07	.85	1.10967
12-31-89	10,895,182	682,321	15.97	.67	.53769
12-31-90	11,283,448	744,734	15.15	.67	.40297
12-31-91	14,374,679	831,027	17.30	.66	.29292
12-31-92	17,006,789	971,502	17.51	.635	.15944
12-31-93	17,990,556	1,010,692	17.80	.6225	.17075
12-31-94	18,096,297	1,058,427	17.10	.59	.17874
12-31-95	24,052,746	1,116,620	21.54	.575	.19289
12-31-96	29,249,488	1,190,831	24.56	.55	.25730
12-31-97	36,647,535	1,262,818	29.02	.5075	.30571
12-31-98	48,433,113	1,413,731	34.26	.44	2.11648
12-31-99	69,735,684	1,508,154	46.24	.30	.91088
12-31-00	71,411,520	1,850,301	38.59	.40	.80880716
12-31-01	60,244,912	1,940,494	31.05	.26	-
12-31-02	45,854,541	1,989,769	23.05	.20	-
12-31-03	62,586,435	2,016,560	31.04	.24	-
12-31-04	74,281,648	2,230,038	33.31	.305	-
12-31-05	80,715,484	2,305,765	35.01	.2798	-

Exhibit 2

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS
DURING THE PERIOD FROM
OCTOBER 1, 2005 THROUGH DECEMBER 31, 2005 (Unaudited)

	Bought or	Held After
Securities	Received	Transactions
Common Stock Unless	$1,000 Par	$1,000 Par
Described Otherwise	Value (M)	Value (M)
	or Shares	or Shares

Amgen, Inc.	2,000	22,000
Apache Corp.	10,000	15,000
Best Buy, Inc.	7,500	60,000
Chesapeake Energy Corp.	20,000	30,000
ConocoPhillips	15,000	15,000
Fedex Corporation	3,000	15,000
Goldman Sachs Group, Inc.	3,000	13,000
Home Depot, Inc.	5,000	40,000
Legg Mason, Inc.	2,000	2,000
Medtronic, Inc.	5,000	25,000
Nabors Industries LTD	5,000	10,000
Qualcomm, Inc.	5,000	45,000
Stryker Corp.	5,000	15,000
Symantec Corp.	30,000	70,000
Target Corp.	5,000	25,000
Wal Mart Stores, Inc.	10,000	30,000
Wellpoint, Inc.	7,000	17,000
Zimmer Holdings, Inc.	18,000	25,000
Various Issues of Commercial Paper Notes Purchased	14,039,381	199M
during 4th quarter, 2005

Exhibit 2
(Continued)

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS
DURING THE PERIOD FROM
OCTOBER 1, 2005 THROUGH DECEMBER 31, 2005 (Unaudited)

	Sold or	Held After
Securities	Exchanged	Transactions
Common Stock Unless	$1,000 Par	$1,000 Par
Described Otherwise	Value (M)	Value (M)
	or Shares	or Shares

Alcoa, Inc.	30,000	-
Altria Group, Inc.	10,000	50,000
Bank Of America Corporation	15,000	20,000
Citigroup, Inc.	15,000	20,000
First Data Corp.	5,000	45,000
Flextronics Int’l. LTD	60,000	-
Freddie Mac	5,000	15,000
General Electric Co.	10,000	-
Omnicom Group, Inc.	10,000	-
Pfizer, Inc.	40,000	-
Various Issues of Commercial Paper Notes Sold or	15,988,045	-
Maturing during 4th quarter, 2005

BRIDGES INVESTMENT FUND, INC.

EXPENSE EXAMPLE

DECEMBER 31, 2005 (Unaudited)

As a shareholder of The Bridges Investment Fund, Inc., you incur ongoing costs, including management fees; services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (July 1, 2005 -December 31, 2005).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transactions fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. To the extent that the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under principles generally accepted in the United States of America. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1, 2005 - December 31, 2005

Actual	$1,000.00	$1,068.20	$4.57

Hypothetical (5% return before expenses)	1,000.00	1,020.78	4.47

* Expenses are equal to the Fund’s annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

BRIDGES INVESTMENT FUND, INC.

ALLOCATION OF PORTFOLIO HOLDINGS

DECEMBER 31, 2005 (Unaudited)

COMPONENTS OF PORTFOLIO HOLDINGS

Common Stock	$75,888,415
Preferred Stock	759,200
U.S. Treasury Obligations	578,032
Corporate Bonds	3,192,035
Short Term Investments	347,399
Total	$80,765,081

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2005

Title of Security	Number of Shares	Cost	Value

COMMON STOCKS - 94.02%

Air Freight & Logistics - 2.93%
Expeditors International Washington, Inc.	12,000	$444,176	$810,120
FedEx Corp.	15,000	1,136,870	1,550,850
		$1,581,046	$2,360,970

Beverages - 1.83%
PepsiCo, Inc.	25,000	$698,139	$1,477,000

Biotechnology - 2.15%
Amgen, Inc.(a)	22,000	$988,015	$1,734,920

Capital Markets - 3.38%
The Goldman Sachs Group, Inc.	13,000	$1,281,397	$1,660,230
Legg Mason, Inc.	2,000	216,360	239,380
State Street Corp.	15,000	62,367	831,600
		$1,560,124	$2,731,210

Commercial Banks - 3.09%
Bank of America Corp.	20,000	$871,425	$923,000
Wells Fargo & Co.	25,000	1,122,293	1,570,750
		$1,993,718	$2,493,750

Commercial Services & Supplies - 1.46%
West Corp.(a)	28,000	$608,951	$1,180,200

Communications Equipment - 3.46%
Cisco Systems, Inc.(a)	50,000	$546,887	$856,000
QUALCOMM, Inc.	45,000	1,727,620	1,938,600
		$2,274,507	$2,794,600

Consumer Finance - 7.24%
Capital One Financial Corp.	53,500	$1,935,422	$4,622,400
Nelnet, Inc.(a)	30,000	600,289	1,220,400
		$2,535,711	$5,842,800

Depository Institutions - 1.34%
First National of Nebraska, Inc.	225	$387,969	$1,080,000

Diversified Financial Services - 1.20%
Citigroup, Inc.	20,000	$940,437	$970,600

Energy Equipment & Services - 0.94%
Nabors Industries Ltd.(a)	10,000	$705,705	$757,500

Food & Staples Retailing - 2.51%
Sysco Corp.	20,000	$629,518	$621,000
Wal-Mart Stores, Inc.	30,000	1,442,592	1,404,000
		$2,072,110	$2,025,000

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
(a)	Non Income Producing

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

DECEMBER 31, 2005

Title of Security	Number of Shares	Cost	Value

COMMON STOCKS (Continued)

Health Care Equipment & Supplies - 4.70%
Medtronic, Inc.	25,000	$1,285,150	$1,439,250
Stryker Corp.	15,000	620,307	666,450
Zimmer Holdings, Inc.(a)	25,000	1,734,289	1,686,000
		$3,639,746	$3,791,700

Health Care Providers & Services - 5.55%
Express Scripts, Inc.(a)	10,000	$521,574	$838,000
Omnicare, Inc.	40,000	1,462,398	2,288,800
Wellpoint, Inc.(a)	17,000	1,188,129	1,356,430
		$3,172,101	$4,483,230

Hotels Restaurants & Leisure - 3.09%
Carnival Corp.	20,000	$778,740	$1,069,400
Harrah’s Entertainment, Inc.	20,000	$656,022	1,425,800
		1,434,762	$2,495,200

Household Durables - 2.66%
Centex Corp.	10,000	$238,696	$714,900
DR Horton, Inc.	40,000	407,704	1,429,200
		$646,400	$2,144,100

Industrial Conglomerates - 1.07%
Tyco International Ltd.	30,000	$959,486	$865,800

Insurance - 2.96%
American International Group, Inc.	20,000	$1,165,497	$1,364,600
Berkshire Hathaway, Inc.(a)	350	492,609	1,027,425
		$1,658,106	$2,392,025

Internet & Catalog Retail - 1.34%
eBay, Inc.(a)	25,000	$418,062	$1,081,250

IT Services - 3.47%
First Data Corp.	45,000	$1,660,700	$1,935,450
Fiserv, Inc.(a)	20,000	664,527	865,400
		$2,325,227	$2,800,850

Media - 1.60%
Comcast Corp.(a)	20,000	$601,925	$513,800
The McGraw-Hill Companies, Inc.	15,000	664,690	774,450
		$1,266,615	$1,288,250

Multiline Retail - 1.70%
Target Corp.	25,000	$587,011	$1,374,250

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
(a)	Non Income Producing

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

DECEMBER 31, 2005

Title of Security	Number of Shares	Cost	Value

COMMON STOCKS (Continued)

Oil & Gas - 7.41%
Anadarko Petroleum Corp.	15,000	$839,967	$1,421,250
Apache Corp.	15,000	956,067	1,027,800
Chesapeake Energy Corp.	30,000	941,434	951,900
ChevronTexaco Corp.	30,000	889,181	1,703,100
ConocoPhillips	15,000	996,023	872,700
		$4,622,672	$5,976,750

Petroleum Refining - 1.19%
BP PLC ADR	15,000	$368,832	$963,300

Pharmaceuticals - 4.90%
Allergan, Inc.	10,000	$782,197	$1,079,600
Johnson & Johnson	30,000	1,197,391	1,803,000
Teva Pharmaceutical Industries, Ltd. - ADR	25,000	667,699	1,075,250
		$2,647,287	$3,957,850

Semiconductor & Semiconductor Equipment - 1.66%
Applied Materials, Inc.	40,000	$662,576	$717,600
Intel Corp.	25,000	483,548	624,000
		$1,146,124	$1,341,600

Software - 3.48%
Fair Isaac Corp.	18,000	$234,627	$795,060
Microsoft Corp.	30,000	266,000	784,500
Symantec Corp.(a)	70,000	1,474,147	1,225,000
		$1,974,774	$2,804,560

Specialty Retail - 8.79%
Best Buy Co, Inc.	60,000	$1,289,376	$2,608,800
Home Depot, Inc.	40,000	1,088,425	1,619,200
Lowe’s Cos, Inc.	20,000	1,111,622	1,333,200
O’Reilly Automotive, Inc.(a)	25,000	587,889	800,250
Williams-Sonoma, Inc.(a)	17,000	638,005	733,550
		$4,715,317	$7,095,000

Textiles, Apparel & Luxury Goods - 1.08%
Nike, Inc.	10,000	$829,360	$867,900

Thrifts & Mortgage Finance - 1.21%
Freddie Mac	15,000	$759,742	$980,250

Tobacco - 4.63%
Altria Group, Inc.	50,000	$2,163,222	$3,736,000

TOTAL COMMON STOCKS (Cost $51,681,278)		$51,681,278	$75,888,415

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a)	Non Income Producing

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

DECEMBER 31, 2005

Title of Security	Number of Shares	Cost	Value

PREFERRED STOCKS - 0.94%

Non-depository Credit Institutions - 0.31%
Harris Preferred Capital Corp.	10,000	$250,000	$251,500

Real Estate - 0.63%
Equity Office Properties Trust	10,000	$272,179	$254,600
Public Storage, Inc.	10,000	270,038	253,100
		542,217	507,700

TOTAL PREFERRED STOCKS (Cost $792,217)		$792,217	$759,200

	Principal Amount
U.S. TREASURY OBLIGATIONS - 0.72%

9.375%, 02/15/2006	$200,000	$200,883	$201,204
7.500%, 11/15/2016	300,000	305,927	376,828

TOTAL U.S. TREASURY OBLIGATIONS (Cost $506,810)		$506,810	$578,032

CORPORATE BONDS - 3.95%

Depository Institutions - 0.35%
MBNA Corporation Senior Note 7.500%, 03/15/2012	250,000	$262,774	$281,583

Diversified Telecommunication Services - 0.39%
Level 3 Communications, Inc. 9.125%, 05/01/2008	350,000	$287,803	$318,500

Electric Services - 0.26%
MidAmerican Energy Holdings Co. 7.630%, 10/15/2007	200,000	$200,000	$208,438

Electric Utilities - 0.37%
Duke Capital Corp. 8.000%, 10/01/2019	250,000	$274,853	$298,387

Food Products - 0.33%
Kraft Foods, Inc. 6.250%, 06/01/2012	250,000	$260,717	$263,736

General Merchandise Stores - 0.19%
Dillard Department Stores, Inc. 7.850%, 10/01/2012	150,000	$150,710	$156,000

Health Care Providers & Services - 0.33%
Cardinal Health, Inc. 6.750%, 02/15/2011	250,000	$256,935	$266,502

Hotels, Rooming Houses, Camps, And Other Lodging Places - 0.34%
Marriott International, Inc. 7.875%, 09/15/2009	250,000	$250,036	$272,515

Multiline Retail - 0.35%
JCPenney Co., Inc. 7.400%, 04/01/2037	250,000	$263,505	$279,304

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Concluded)

DECEMBER 31, 2005

Title of Security	Principal Amount	Cost	Value

CORPORATE BONDS (Continued)

Semiconductor & Semiconductor Equipment - 0.34%
Applied Materials, Inc. 7.125%, 10/15/2017	$250,000	$255,492	$277,108

Tobacco - 0.31%
R.J. Reynolds Holdings, Inc. 7.250%, 06/01/2012	250,000	$258,113	$255,000

Transportation Equipment - 0.39%
Ford Motor Credit Co. 7.875%, 06/15/2010	350,000	$340,876	$314,962

TOTAL CORPORATE BONDS (Cost $3,061,814)		$3,061,814	$3,192,035

SHORT TERM INVESTMENTS - 0.43%

Commercial Paper - 0.25%
General Electric Capital Corp. 4.260%, 01/03/2006	200,000	$199,954	$199,954

Mutual Funds - 0.18%
SEI Daily Income Trust Treasury Fund	147,445	$147,445	$147,445

TOTAL SHORT TERM INVESTMENTS (Cost $347,399)		$347,399	$347,399

TOTAL INVESTMENTS (Cost $56,389,518) - 100.06%			$80,765,081
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.06)%			(49,597)
TOTAL NET ASSETS - 100.00%			$80,715,484

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2005

ASSETS:
Investments in securities, at fair value (cost: $56,389,518)	$80,765,081
Receivables
Dividends and interest	133,493
Other assets	363

TOTAL ASSETS	$80,898,937

LIABILITIES:
Payables
Advisory fees	$99,114
Distribution to shareholders	18,571
Fund shares redeemed	2,160
Accrued expenses	63,608

TOTAL LIABILITIES	$183,453

TOTAL NET ASSETS	$80,715,484

NET ASSETS CONSIST OF:
Capital stock	$58,664,432
Accumulated undistributed net realized loss on investments	(2,324,511)
Unrealized appreciation on investments	24,375,563
TOTAL NET ASSETS	$80,715,484

SHARES OUTSTANDING (UNLIMITED SHARES OF NO PAR VALUE AUTHORIZED)	2,305,765

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$35.01

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $145)	$954,698
Interest income	320,879

$1,275,577

EXPENSES:
Advisory fees	$379,884
Administration fees	42,000
Professional services	72,756
Dividend disbursing and transfer agent fees	36,430
Fund accounting fees	43,311
Taxes and licenses	1,460
Custody fees	12,308
Printing and supplies	16,425
Independent directors expenses and fees	18,484
Other	18,528

Total expenses	$641,586
NET INVESTMENT INCOME	$633,991

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments	$278,802

Net change in unrealized appreciation on investments	3,714,860

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:	$3,993,662

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,627,653

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004
OPERATIONS:
Net investment income	$633,991	$659,590
Net realized gain/(loss) on investments	278,802	(662,374)
Net change in unrealized appreciation on investments	3,714,860	5,724,208

Net increase in assets resulting from operations	$4,627,653	$5,721,424

Net equalization (debits)/credits	(852)	7,810

Distributions to shareholders
From net investment income	(638,017)	(662,194)

Total distributions	$(638,017)	$(662,194)

Capital share transactions
Net increase in net assets from capital share transactions	2,445,052	6,628,173

Total increase in net assets	$6,433,836	$11,695,213

NET ASSETS:
Beginning of year	$74,281,648	$62,586,435

End of year (includes $7,052 and $11,930 of
undistributed net investment income in 2005 and 2004)	$80,715,484	$74,281,648

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

		Years Ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$33.31	$31.04	$23.05	$31.05	$38.59

Operations
Net Investment Income[1]	0.28	0.31	0.24	0.20	0.26
Net Realized and Unrealized Gain (Loss) on Investment Securities	1.70	2.27	7.99	(8.00)	(7.54)
Total from Operations	$1.98	$2.58	$8.23	$(7.80)	$(7.28)

Less Distributions:
From Net Investment Income	$(0.28)	$(0.31)	$(0.24)	$(0.20)	$(0.26)
Total Distributions	$(0.28)	(0.31)	(0.24)	(0.20)	(0.26)

Net Asset Value, End of Year	$35.01	$33.31	$31.04	$23.05	$31.05

Total Return	5.99%	8.36%	35.83%	(25.13)%	(18.89)%

Ratio/Suplemental Data
Net Assets at End of Period (000s omitted)	$80,715	$74,282	$62,586	$45,855	$60,245
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.89%	0.85%	0.79%
Ratio of Net Investment Income to Average Net Assets	0.84%	0.98%	0.91%	0.79%	0.79%
Portfolio Turnover Rate	24%	17%	26%	23%	14%

[1]	Net investment income per share is calculated using the ending balances prior to consideration of adjustment for permanent book-to-tax differences

BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2005

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Bridges Investment Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is long-term capital appreciation. In pursuit of that objective, the Fund invests primarily in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investments -

Security transactions are recorded on trade date. Dividend income is recognized on the ex-divided date, and interest income is recognized on an accrual basis. Discount and premium on fixed income securities is accreted or amortized into interest income using the effective interest method.

The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.

Securities owned are reflected in the accompanying statements of assets and liabilities and the schedule of investments at fair value based on quoted market prices. Quoted market prices represent the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange. If no sales were reported on that day, quoted market price represents the closing bid price. Securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors. The cost of investments reflected in the statement of assets and liabilities and the schedule of investments is approximately the same as the basis used for federal income tax purposes.

B. Federal Income Taxes -

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies to distribute all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

C. Distribution To Shareholders -

The Fund accrues dividends to shareholders on a quarterly basis as of the ex-dividend date. Distribution of net realized gains, if any, are made on an annual basis to shareholders as of the ex-dividend date.

D. Equalization -

The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

E. Use of Estimates -

The preparation of financial statements in conformity with accounting principles generally accepted in United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2) INVESTMENT ADVISORY CONTRACT AND OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Contract, Bridges Investment Management, Inc. (Investment Adviser) furnishes investment advisory services for the Fund. In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average month end net asset value of the Fund during the quarter, equivalent to 1/2 of 1% per annum. Certain officers and directors of the Fund are also officers and directors of the Investment Adviser. These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and 1/2% of the average month end net asset value of the Fund for the year. Amounts, if any, expended in excess of this limitation are reimbursed by the Investment Adviser as specifically identified in the Investment Advisory Contract. There were no amounts reimbursed during the year ended December 31, 2005.

The Fund has entered into a Board-approved contract with the Investment Adviser in which the Investment Adviser is responsible for providing administrative services to the Fund at an annual rate of $42,000. These administrative expenses are shown as Administration Fees on the Statement of Operations.

(3) DIVIDEND DISBURSING AND TRANSFER AGENT

Dividend disbursing and transfer agent services were provided by U.S. Bancorp Fund Services, LLC. The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services.

(4) SECURITY TRANSACTIONS

The cost of long-term investment purchases during the years ended December 31, was:

	2005	2004

United States government obligations	$-	$-
Securities	22,409,124	16,014,862
	$22,409,124	$16,014,862

Net proceeds from sales of long-term investments during the years ended December 31, were:

	2005	2004

United States government obligations	$-	$202,875
Other securities	17,607,264	10,813,424
Total Net Proceeds	$17,607,264	$11,016,299

(5) NET ASSET VALUE

The net asset value per share represents the effective price for all subscription and redemptions.

(6) CAPITAL STOCK

Shares of capital stock issued and redeemed during the years ended December 31, were as follows:

	2005	2004

Shares sold	234,028	270,861
Shares issued to shareholders in reinvestment of net investment income	16,112	20,838
	250,140	291,699

Shares redeemed	(174,413)	(78,221)
Net increase	75,727	213,478

Value of capital stock issued and redeemed during the years ended December 31, was as follows:

	2005	2004

Shares sold	$7,723,411	$8,432,762
Shares issued to shareholders in reinvestment of net investment income	536,650	659,441
	$8,260,061	$9,092,203

Shares redeemed	(5,815,009)	(2,464,030)
Net increase	$2,445,052	$6,628,173

(7) DISTRIBUTIONS TO SHAREHOLDERS

On December 30, 2005, a cash distribution was declared from net investment income accrued through December 30, 2005. This distribution was calculated as $0.0548 per share. The dividend was paid on December 30, 2005 to shareholders of record on December 29, 2005.

(8) FEDERAL INCOME TAX INFORMATION

Distributions during the years ended December 31, 2005 and 2004, totaled $638,017 and $662,194 and were characterized as ordinary income for tax purposes.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the dissimilar character of certain income items and net realized gains and losses for financial statement and tax purposes. Any permanent differences will result in reclassification among certain capital accounts in the financial statements.

As of December 31, 2005, the components of the tax basis cost of investments and net unrealized appreciation were as follows:

Federal tax cost of investments	$56,389,518
Unrealized appreciation	$25,554,103
Unrealized depreciation	$(1,178,540)
Net unrealized appreciation	$24,375,563

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$24,375,563
Undistributed ordinary income	$-
Accumulated capital losses	$(2,324,511)

The accumulated capital losses of $2,324,511 represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows: $75,255 in 2010, and $1,573,598 in 2011, and $675,658 in 2012.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Bridges Investment Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Bridges Investment Fund, Inc., (the “Fund”), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years in the period ended December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2001 were audited by other auditors whose report thereon dated January 10, 2002 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not requited to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period ended December 31, 2005 and its financial highlights for each of the four years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Omaha, Nebraska
February 3, 2006

INVESTMENT ADVISORY AGREEMENT DISCLOSURE (Unaudited)

The Fund’s investment advisory agreement with Bridges Investment Management, Inc. (“BIM”) was approved by the independent members of the Board of Directors on January 11, 2005, and by the Fund shareholders at the 2005 Annual Meeting held on March 22, 2005.

In approving the continuance of the investment advisory agreement, the independent Directors of the Fund reviewed the financial resources of BIM, the investment performance record, types of securities purchased, and asset size of the Fund in comparison with funds of similar size and comparable investment objectives, the operating costs relative to other funds, and other factors including the quality of investment advice and other services set forth in a special study prepared annually for the Board by the investment manager. In addition, the independent Directors reviewed the expertise, personnel, and resources BIM is willing to commit to the management of the Fund, its compliance program, the cost of comparable services and the benefits to be received by BIM.

With respect to BIM’s financial resources, BIM provided the Fund Board of Directors information showing (as of September 30, 2004) total assets of $2,080,237, no long-term debt, and total shareholders’ equity of $1,658,547, with a current ratio (current assets to current liabilities) of 3.32 and an equity to total assets ratio of 79.7%. With respect to investment performance record, types of securities purchased, quality of investment advice, and operating costs, because Edson L. Bridges III has been, and will continue as, the person responsible for the day-to-day management of the Fund’s portfolio, a position he has held since April 11, 1997, and because the transfer of the investment advisory arrangement from the predecessor investment advisor, Bridges Investment Counsel, Inc., to BIM continued the Fund operations in similar form with minimal disruption of operations and arrangements, the directors reviewed and focused on the Fund’s past performance and operations in their evaluation and decision.

Based on information gathered from a leading mutual fund evaluator, the Fund directors compared the Fund’s performance criteria to funds with similar investment objectives. The total fund comparison universe varied depending on the time frame of the comparison and other investment parameters included, but with respect to funds with a growth investment objective, the Fund ranked 22nd of 1,268 funds over a trailing 12-month period (as of September 30, 2004), 17th of 996 funds over a 3-year period, 21st of 681 funds over a 5-year period, 39th of 239 funds over a 10-year period, and 54th of 98 funds over a 15-year period.

The Fund directors reviewed the asset allocation of the Fund, including the percentage of Fund assets invested in stocks (85.1% as of September 30, 2004) and bonds (6.1% as of September 30, 2004), and the sector weighting of stocks owned by the Fund, with 12.7% of Fund stocks held in the “information economy” (including software, hardware, media and telecommunications stocks), 67.0% of Fund stocks held in the “service economy” (including healthcare, consumer services, business services and financial services), and 20.3% of Fund stocks held in the “manufacturing economy” (including consumer goods, industrial materials, energy and utilities).

The Fund directors reviewed a number of current ratios for the Fund’s portfolio, including the current price/earnings ratio of Fund stocks (20.5 as of September 30, 2004), price/cash ratio (15.7) and price/book ratio (4.5), as well as the Fund’s turnover ratio, which moved up moderately to 26% in 2003, compared to a turnover ratio average of 92% for a comparison group of large no-load growth funds. The directors also reviewed the Fund’s expense ratio, which was 0.89% for 2003, compared to an average of 1.15% for a peer group of 584 funds selected as the comparison group.

The Fund Board also reviewed the extent to which economies of scale would be realized as the Fund grows, and the expected impact of any growth in Fund assets on the Fund’s fee structure, including fees and expenses which are not directly related to the size of the Fund, and provisions in agreements with service providers which carry a lower basis charge if the Fund asset base increases.

With respect to the Fund’s compliance program, the Fund directors were provided information concerning both the historical practices to ensure compliance by Fund personnel, as well as current actions taken to strengthen the Fund compliance structure, including assignment of new officers in charge of the Fund’s codes of ethics and oversight of trading policies and procedures.

The Board of Directors noted that Edson L. Bridges III has more than 19 years experience with the Fund’s portfolio and thus is very familiar with the Fund’s history and operations. The Board of Directors further noted that Edson L. Bridges III has been responsible for the day-to-day management of the Fund’s portfolio since April 11, 1997, with Edson L. Bridges II as the back-up person in this position, and that these positions and responsibilities have continued with BIM.

At each Board of Directors meeting, the Board reviews the brokerage commissions and fees paid with respect to securities transactions undertaken for the Fund’s portfolio during the prior three-month period for the cost efficiency of the services provided by the brokerage firms involved, all of which brokerage firms are non-affiliated with the Fund and BIM. The Fund’s Board of Directors reviewed in January 2005 an annual disclosure for 2004 on soft dollar commission arrangements of BIM and the benefits that BIM, and its clients may receive from the Fund’s portfolio transactions. The Board has regularly reviewed the brokerage commissions paid on each portfolio security transaction since 1995, and the actions taken by the management during the prior quarter with respect to portfolio transactions and commission levels have been approved by the Board of Directors.

OTHER INFORMATION (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the First and Third Quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov or can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.) These reports can also be obtained from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and a report on how the Fund voted such proxies during the 12-month period ended June 30, 2005 can be obtained by request and without charge from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401, or from the SEC’s website at http://www.sec.gov.

Bridge Investment Fund, Inc.                                                                                                                                                                                                                                                     January 19, 2006
Shareholder Communication
Annual Report for 2005

MANAGEMENT’S DISCUSSION AND ANALYSIS

Introduction

The following information is provided in response to Item 22 in the Form N-1A to be filed annually under the Investment Company Act of 1940 with the Securities and Exchange Commission in Washington, D.C. The Form N-1A prescribes certain information that is to be included in the Prospectus for the Fund.

Item 22(b)(3)

The Directors as a group were initially paid a total of $18,400 by Bridges Investment Counsel, Inc. for their attendance at Audit Committee, Administration and Nominating Committee, and Board of Directors meetings during 2005, which fees were reimbursed by the Fund in the calendar quarter that follows the actual attendance by the member of the Board for regular meetings and special or committee sessions.

The Officers, as a group, were not paid any compensation by the Fund for their services during 2005. During the most recent fiscal year ended December 31, 2005, the Fund paid its investment adviser, Bridges Investment Management, Inc., $379,884 in fees under the investment advisory contract.

Item 22(b)(5)

Officers and Directors

The Board is responsible for managing the Fund’s business affairs and for exercising all the Fund’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). In addition, the Fund’s statement of additional information includes additional information about Fund directors and is available, without charge, upon request to Mary Ann Mason at 1-800-939-8401.

**The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940, and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19). Interested persons include a director or officer of the Fund who has a significant or material business or professional relationship with the Fund’s investment adviser, Bridges Investment Counsel, Inc. Those individuals who are not “interested persons” are disinterested persons for this disclosure. Bridges Investment Fund, Inc. considers these proposed Board members to be “independent directors” exercising care, diligence and good business judgment with respect to the governance of the Fund.**

**Disinterested Persons
Also Known As Independent Directors**

Principal Occupation(s) and Directorships*

Name, Age,
Position with
Fund and Term of
Office

N. Phillips Dodge, Jr., 69 Director (1983 - present)
John W. Estabrook, 78 Director (1979 - present)

Mr. Dodge is President of N. P. Dodge Company, a leading commercial and residential real estate brokerage concern in the area of Omaha, Nebraska. Mr. Dodge has held this position since July, 1978. Mr. Dodge is also a principal officer and director of a number of subsidiary and affiliated companies in the property management, insurance, and real estate syndication fields. Mr. Dodge became a Director of American States Water Company (formerly Southern California Water Company) in April, 1990, and a Director of the Omaha Public Power District as of January 5, 2000, for a six year term.

Mr. Estabrook was the Chief Administrative Officer of the Nebraska Methodist Hospital and its holding company, Nebraska Methodist Health System, in Omaha, Nebraska, beginning June, 1959. Effective January 1, 1987, Mr. Estabrook relinquished the position of President of Nebraska Methodist Hospital, assuming the Presidency of the Nebraska Methodist Health System until his retirement on August 31, 1992.

Shareholder Communication  MD&A-2                                                                                                                      January 19, 2006

Principal Occupation(s) and Directorships*

Name, Age,
Position with
Fund and Term of
Office

Jon D. Hoffmaster, 57 Director (1993 - present)	Gary L. Petersen, 62 Director (1987 - present)	Roy A. Smith, 71 Director (1976 - present)	L.B. Thomas, 69 Director (1992 - present)
John J. Koraleski, 55 Chairman (2005 - present) Director (1995 - present)	John T. Reed, 62 Director (1999 - present)	Janice D. Stoney, 65 Director (1999 - present)

From 1987 to 1998 was employed by InfoUSA, where he served as President and Chief Operating Officer, Chief Financial Officer, Executive Vice President and director. From 1980 to 1987, Mr. Hoffmaster was President and Chief Executive Officer of First National Bank of Bellevue, Nebraska. Mr. Hoffmaster was designated as the Chairman of the Audit Committee effective April 13, 2004, and has been determined to be an “audit committee financial expert” within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto by the Fund’s Board of Directors. As of June 1, 2003, Mr. Hoffmaster has been the President of W.F. Enterprises, LLC, a recreational vehicle company.

Mr. Koraleski is Executive Vice President-Marketing & Sales of the Union Pacific Railroad Company headquartered in Omaha, Nebraska. Mr. Koraleski was employed by Union Pacific in June, 1972, where he has served in various capacities. He was promoted to his present position in March, 1999. As the Executive Vice President-Marketing & Sales, Mr. Koraleski is responsible for all sales, marketing, and commercial activities for the railroad and its Union Pacific Distribution Services subsidiary. He is a member of the Railroad’s Operating Committee. Currently, Mr. Koraleski is Vice President-Finance and a Member of the Board of Trustees for Union Pacific Foundation. Prior to his current officer position with the Railroad, Mr. Koraleski was the Railroad’s Chief Financial Officer, Controller of Union Pacific Corporation. In those positions, he was responsible for the Railroad’s Information Technologies and Real Estate Departments. Mr. Koraleski has been designated as Lead Independent Director of the Fund effective April 13, 2004, and elected to the role of Chairman in April, 2005.

Mr. Petersen is the retired President of Petersen Manufacturing Co. Inc. of DeWitt, Nebraska. Mr. Petersen commenced employment with the Company in February, 1966. He became President in May, 1979, and retired in June, 1986. Petersen Manufacturing Co. Inc. produced a broad line of hand tools for national and worldwide distribution under the brand names Vise-Grip, Unibit, Prosnip, and Punch Puller. Mr. Petersen has been designated as the Chairman of the Fund’s Administration and Nominating Committee effective April 13, 2004.

Mr. Reed is Chairman of HMG Properties of Omaha, Nebraska, and a member of the Board of Directors of Level 3 Communications, Inc., Alegent Health, Girls and Boys Town, and McCarthy Group, Inc. Mr. Reed was formerly a partner with Arthur Andersen, LLC for 32 years before retiring in August, 1996.

Mr. Smith was President of H. P. Smith Motors, Inc. for decades until the Company was sold to a new owner in the Third Quarter of 1997. Mr. Smith is currently President of Old Mill Toyota of Omaha, Nebraska, and is a director of the Mid City Bank of Omaha. Mr. Smith had been designated as the Lead Independent Director of the Fund through April 13, 2004.

Mrs. Stoney retired as Executive Vice President, Total Quality System, US WEST Communications in December, 1992. Mrs. Stoney began her career within the telephone industry as a service representative with the Northwestern Bell Telephone Company in August, 1959. Mrs. Stoney earned various officer positions that culminated in becoming President of Northwestern Bell Telephone Company from 1987 - 1989 and President of the Consumer Division of US WEST from 1989 - 1991. During her business career, Mrs. Stoney has served on the Board of Directors of the Federal Reserve Bank, Tenth District, Omaha Branch, from 1984 to 1988; the Northwestern Bell Telephone Company, 1985 to 1990; Tennant Company located in Minneapolis, Minnesota from 1986 to 1995; and US WEST Communications Group, Inc. 1989 to 1992. Mrs. Stoney currently serves on the Board of Directors of the Whirlpool Corporation, headquartered in Benton Harbor, Michigan where she has served since 1987. She was elected in 1999 as a Director of Williams Cos. headquartered in Tulsa, Oklahoma.

Mr. Thomas retired as Senior Vice President, Risk Officer, and Corporate Secretary of ConAgra in October, 1996, where he also served as a member of ConAgra’s Management Executive Committee. ConAgra, Inc., headquartered in Omaha, Nebraska, had sales of approximately $25 billion world-wide and was the second largest processor of food products in the United States when Mr. Thomas retired. Mr. Thomas joined ConAgra as assistant to the Treasurer in 1960. He was named Assistant Treasurer in 1966; Vice President, Finance in 1969; Vice President, Finance and Treasurer in 1974; added the Corporate Secretary responsibility in 1982; and became Senior Vice President in 1991. Mr. Thomas is a director of Lozier Corp. located in Omaha, Nebraska and the Exchange Bank of Mound City, Missouri, and a member and treasurer of the Nebraska Methodist Health System Board of Directors.

Shareholder Communication  MD&A-3                                                                                                                      January 19, 2006

Shareholder Communication MD&A-3 January 19, 2006

Principal Occupation(s) and Directorships*

Name, Age,
Position with
Fund and Term of
Office

John K. Wilson, 51 Director (1999 - present)

Mr. Wilson is President of Durham Resources, LLC. Durham Resources, LLC is a privately held investment company headquartered in Omaha, Nebraska. Mr. Wilson commenced his career with Durham Resources, LLC in February, 1983. Prior to becoming President in May, 1994, Mr. Wilson served in the position of Secretary-Treasurer and Vice President- Finance. Mr. Wilson currently serves on the Advisory Board - U.S. Bank National Association, Omaha, Nebraska and as a director of MDU Resources Group, Inc. headquartered in Bismarck, North Dakota. Mr. Wilson has been determined to be an “audit committee financial expert” within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto by the Fund’s Board of Directors.

* Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

   The address for all Fund Directors is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

Interested Person Directors and Officers

The following Directors and Officers are interested persons of the Fund. The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940, and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).

Principal Occupation(s) and Directorships*

Name, Age,
Position with
Fund and Term of
Office

Edson L. Bridges II**, 73 Vice-Chairman (2005 - present) Chairman (1997 - 2005) Chief Executive Officer (1997 - 2004) Director (1963 - present)	Edson L. BridgesIII**, 47 President (1997 - present) Chief Executive and Investment Officer (2004 - present) Director (1991 - present)

** Edson L. Bridges II is the father of Edson L. Bridges III.

Mr. Bridges became Vice-Chairman on April 13, 2005. Mr. Bridges had previously served as Chairman, Chief Executive Officer, and President of the Fund. Mr. Bridges was replaced by Edson L. Bridges III as Chief Executive Officer of the Fund on April 13, 2004. In September, 1959, Mr. Bridges became associated with the predecessor firm to Bridges Investment Counsel, Inc. and is presently the President and Director of Bridges Investment Counsel, Inc. Mr. Bridges is also President and Director of Bridges Investor Services, Inc. Mr. Bridges is President and Director of Provident Trust Company, chartered to conduct business on March 11, 1992, and since December 2000, Director of Bridges Investment Management, Inc.

Mr. Bridges has been a full-time member of the professional staff of Bridges Investment Counsel, Inc. since August 1983. Mr. Bridges has been responsible for securities research and the investment management for an expanding base of discretionary management accounts, including the Fund, for more than nine years. Mr. Bridges was elected President of Bridges Investment Fund, Inc. on April 11, 1997, and he assumed the position of Portfolio Manager at the close of business on that date. Mr. Bridges was elected Chief Executive Officer of Bridges Investment Fund on April 13, 2004, and more recently elected Chief Investment Officer on April 13, 2005. Mr. Bridges has been Executive Vice President- Investments of Bridges Investment Counsel, Inc. since February, 1993, and he is a Director of that firm. Mr. Bridges is an officer and a Director of Bridges Investor Services, Inc. and Provident Trust Company. Since December 2000, Mr. Bridges has been President and Director of Bridges Investment Management, Inc. Mr. Bridges became a Director of Stratus Fund, Inc., an open-end, regulated investment company located in Lincoln, Nebraska, in October, 1990, and is Chairman of the Audit Committee of that fund.

Shareholder Communication  MD&A-4                                                                                                                      January 19, 2006

Shareholder Communication MD&A-4 January 19, 2006
Additional Officers of the Fund

Principal Occupation(s) and Directorships*

Name, Age,
Position with
Fund and Term of
Office

Susan T. Bailey 42 Assistant Secretary (2004 - present)	Randall D. Greer, 54 Executive Vice President (2005 - present) Vice President (2003 - 2005) Chief Compliance Officer (2004 - present)
Nancy K. Dodge, 44 Treasurer (1986 - present)	Jason Hadler 30 Assistant Treasurer (2004 - present)
Starr Frohlich 33 Assistant Secretary (2004 - present)	Brian Kirkpatrick, 34 Vice President (2000 - present)

Mrs. Bailey has been an employee of Bridges Investment Counsel, Inc. since February 24, 2003. Mrs. Bailey is currently Executive Assistant for Edson L. Bridges II and Randall D. Greer, and she handles administrative matters for the various businesses operated by the Firm including the Fund. Prior to her employment at Bridges Investment Counsel, Inc., Susan’s principal occupation has been working as a sales assistant for several securities brokerage firms, beginning with Piper Jaffray in September, 1992.

Mrs. Dodge has been an employee of Bridges Investment Counsel, Inc. since January, 1980 and Bridges Investment Management, Inc. since 1994. Her career has progressed through the accounting department of that Firm, to her present position as Vice President of Fund Services. Mrs. Dodge is the person primarily responsible for overseeing day to day operations for the Fund, and she is also the key person for handling relations with shareholders, the custodian bank, transfer agent, and the auditor. Mrs. Dodge is a Vice President of Bridges Investment Management, Inc., Vice President and Director of Bridges Investor Services, Inc., and a Trust Administrator for Provident Trust Company.

Ms. Frohlich serves as a Vice President, U.S. Bancorp Fund Services, LLC and as Compliance Administrator for a select group of U.S. Bancorp mutual fund clients. Ms. Frohlich reviews all 1940 Act, SEC and IRS compliance, prepares financial statements, facilitates board meetings, educates fund boards concerning regulatory issues, prepare tax returns and meets SEC filing requirements on behalf of mutual fund clients. Prior to joining U.S. Bancorp in 1997, Ms. Frohlich worked for Fabcon, Inc., a manufacturing company located in Minneapolis, Minnesota, as a Senior Accountant working mainly with financial statement preparation and expense analysis. Ms. Frohlich received her Bachelor of Science in Business degree in accounting from the University of Minnesota.

Mr. Greer has been an employee of Bridges Investment Counsel, Inc. and Bridges Investment Management, Inc. since December 1, 2002. Mr. Greer was the Chief Investment Officer of Westchester Capital Management, Inc. from November, 2000 through November, 2002. Between October, 1975 and February, 2000, Mr. Greer held several management positions with Kirkpatrick, Pettis, Smith, Polian Inc. in Omaha, Nebraska, most recently as a Principal. His responsibilities at Kirkpatrick Pettis included research, portfolio management and executive administration. Mr. Greer is a full-time member of the professional staff of Bridges Investment Counsel, Inc., and a Vice President of Bridges Investment Management, Inc. responsible for planning and administration as well as investment management for an expanding base of client accounts. Mr. Greer was appointed Chief Compliance Officer of the Fund, as of July 21, 2004, and Executive Vice President as of April 13, 2005. Mr. Greer has also served as a Vice President of Bridges Investor Services, Inc. Since April 8, 2003 and as a Vice President of Provident Trust Company since December 10, 2002.

Mr. Hadler, CPA, is an Assistant Vice President at U.S. Bancorp Fund Services, LLC and provides fund administration duties for a select group of U.S. Bancorp mutual fund clients. In his capacity as a Compliance Administrator, Mr. Hadler handles daily client issues, performs 1940 Act, SEC and IRS compliance, reviews financial statements and board reports, coordinates the annual audit and meets SEC filing requirements on behalf of mutual fund clients. Prior to joining U.S. Bancorp in 2003, Mr. Hadler worked at UMB Fund Services for five years, where he provided administrative services to several mutual fund families. Mr. Hadler has over eight years experience in the financial services industry, including public accounting and mutual fund accounting. Mr. Hadler is a member of the Wisconsin Institute of Certified Public Accountants and received a Bachelor of Science degree in accounting from Marquette University.

Mr. Kirkpatrick has been an employee of Bridges Investment Counsel, Inc. since August 24, 1992 and Bridges Investment Management, Inc. since 1994. Mr. Kirkpatrick has been a full-time member of the professional staff of Bridges Investment Counsel, Inc., responsible for securities research, and the investment management for an expanding base of discretionary management accounts, including the Fund, for several years. Mr. Kirkpatrick was appointed Sub Portfolio Manager of the Fund on April 12, 2005. Mr. Kirkpatrick is a Vice President of Bridges Investment Management, Inc. and a Trust Assistant for Provident Trust Company.

Shareholder Communication  MD&A-5                                                                                                                      January 19, 2006

Shareholder Communication MD&A-5 January 19, 2006

Principal Occupation(s) and Directorships*

Name, Age,
Position with
Fund and Term of
Office

Mary Ann Mason, 54 Secretary (1987 - present)	Trinh Wu, 48 Controller (2001 - present)
Linda Morris, 39 Assistant Treasurer (1999 - present)
Kathleen J. Stranik, 62 Assistant Secretary (1995 - present)

Mrs. Mason has been an employee of Bridges Investment Counsel, Inc. since June, 1981 and is Senior Vice-President Operations and Administration, and an employee of Bridges Investment Management, Inc. since 1994. Mrs. Mason is also Corporate Secretary and Treasurer for Bridges Investment Counsel, Inc., Secretary, Treasurer and Trust Administrator for Provident Trust Company, Secretary and Treasurer for both Bridges Investor Services, Inc. and Bridges Investment Management, Inc., and a Director of Bridges Investor Services, Inc.

Mrs. Morris has been an employee of Bridges Investment Counsel, Inc. since August, 1992 and Bridges Investment Management, Inc. since 1994. Her career with Bridges Investment Counsel, Inc. has been largely in the client accounting area. In past years, Mrs. Morris was the primary accounting person to determine the daily net asset value for the shares of the Fund. Mrs. Morris was elected Assistant Treasurer of the Fund in April, 1999, and is Associate Director of Accounting for Bridges Investment Counsel, Inc. and a Trust Assistant for Provident Trust Company.

Mrs. Stranik has been an employee of Bridges Investment Counsel, Inc. since January, 1986 and Bridges Investment Management, Inc. since 1994. Mrs. Stranik has functioned as an executive assistant to both Edson L. Bridges II and Edson L. Bridges III throughout her career with the Fund. Mrs. Stranik is Vice President of Administration for Bridges Investment Counsel, Inc., an officer and director of Bridges Investor Services, Inc., Assistant Secretary, Assistant Treasurer and Trust Officer for Provident Trust Company, and Assistant Secretary and Assistant Treasurer for Bridges Investment Management, Inc.

Mrs. Wu has been an employee of Bridges Investment Counsel, Inc. and Bridges Investment Management, Inc. since February 1, 1997. Mrs. Wu has functioned as the lead accountant for the day to day operation of the Fund. Prior to employment at Bridges Investment Counsel, Inc., Mrs. Wu performed operating and accounting activities for 17 years in the Estate and Trust Department of the predecessor institutions to U.S. Bank, N.A. Nebraska. Mrs. Wu was elected to the position of Controller of the Fund at the October 16, 2001 meeting of the Board of Directors.

*	Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

The address for all Fund Officers is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

The Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request by sending an e-mail to fund@bridgesinv.com or by calling 1-800-939-8401.

Item 22(b)(7)(i)

This item requires a discussion of those factors, including relevant market conditions and the investment strategies and techniques pursued by the Fund’s investment adviser, that materially affected the performance of the Fund during the most recently completed fiscal year. The investment performance for 2005, the most recently completed fiscal year, was a positive 5.99% total return with cash distributions reinvested in shares of capital stock in the Fund.

The relevant market conditions and the investment strategies pursued by the Fund’s investment adviser that materially affected the performance of the Fund during the most recently completed fiscal year are fully described on pages one through four of the Shareholder Letter, which is a part of the Annual Report.

Item 22(b)(7)(ii)

The Fund is required to provide a line graph comparing the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund, assuming a $10,000 investment in the Fund at the beginning of the first fiscal year to the same investment over the same periods in an appropriate broad-based securities market index. In a table placed within or contiguous to the graph, the Fund’s average annual total returns for the one, five, and ten-year periods ended on the last day of the most recent fiscal year, computed in accordance with applicable SEC regulations and guidelines, are provided.

This line graph appears on page MD&A-6. The information on the line graph is set forth without amplifying commentary. However, the interpretative discussion that precedes and follows in this section of the Annual Shareholder Report for 2005 is an integral part of the overall presentation concerning investment performance.

Shareholder Communication  MD&A-6                                                                                                                      January 19, 2006

Shareholder Communication MD&A-6 January 19, 2006

The assumptions for the preparation of data to compute performance for the Standard & Poor’s 500 Composite Index, the Russell 1000 Growth Index, and for Bridges Investment Fund, Inc., along with other items of information and analysis, appear below.

The Standard & Poor’s 500 Composite Stock Index was chosen as the appropriate broad-based market index for comparison with our Fund for the purpose of benchmarking the results of a 100% common stock investment as an alternative to an investment in our Fund. Common stocks have historically averaged between 70% to 90% of total market value in the Fund’s portfolio over the last decade. This observation means that our Fund’s investment record in the typical year is unlikely to match the results of a securities investment in the Standard & Poor’s 500 Composite Index because the same degree of risk/reward has not been assumed by the Fund. Nevertheless, the S&P 500 has the best data for tracking the general price trends for large capitalization, widely owned stocks, a representative list of which is held by our Fund.

AVERAGE ANNUAL TOTAL RETURN
1 Year	5.99%
5 Years	-1.08%
10 Years	7.52%

The Fund’s past performance is not an indication of how the Fund will perform in the future. The performance information presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

INFORMATION SUPPORTING AND SETTING QUALIFICATIONS FOR INVESTMENT RETURNS

Assumptions

1.	The initial investment was made at the public offering price last calculated on the business day before the first day of the first fiscal year.

2.	The subsequent account values are based on the net asset values of the Fund last calculated on the last business day of the first and each subsequent fiscal year.

3.	The calculation for the final account value assumes the account was closed and the redemption was at the price last calculated on the last business day of the most recent fiscal year.

Shareholder Communication  MD&A-7                                                                                                                      January 19, 2006

Shareholder Communication MD&A-7 January 19, 2006

4.
All dividends and capital gains distributions by the Fund were reinvested at the price on the reinvestment dates. The dividend for the Standard & Poor’s 500 Composite Index for the previous quarter was invested at the month-end price closest to the reinvestment date for the Fund. The Russell 1000 Growth Index is a total return index that reinvests dividends continuously as they are paid.

5.
Reinvestment fees for dividend and capital gains distributions were deducted before reinvestment in shares of the Fund. The Standard & Poor’s 500 Composite Index and the Russell 1000 Growth Index were not charged with any brokerage commissions, reinvestment fees, or operating expenses.

Appropriate Index

The Fund is to select an “appropriate broad-based securities market index” that is administered by an organization that is not an affiliated person of the Fund or its investment adviser. The securities index chosen must be adjusted to reflect reinvestment of dividends on securities in the index, but not the expenses of the Fund.

Use of Additional Indexes

In addition to the required comparison to a broadly-based index, mutual fund registrants with the Securities and Exchange Commission are encouraged to compare their performances to other more narrowly-based indexes that reflect the market sectors in which they invest.
Management chose the Russell 1000 Growth Index as an additional index for comparison because the Fund’s Investment Manager invests primarily in large capitalization companies that have or are expected to have higher-than-average growth rates in revenues and earnings.

Item 22(b)(7)(iii)

This response addresses the impact that any policy or practice as to the maintenance of a specified level of distributions to shareholders had on investment strategies of the Fund and the per share net asset value during the Fund’s last fiscal year — 2005.

The initiative to support the primary investment objective of long term capital growth is causing a reduction in the representation of income earning assets (U.S. Treasury securities, corporate bonds, preferred stocks) as a percent of total market value for the Fund’s portfolio relative to the early and middle years of the 1990’s. Further, the number of common stocks held in the portfolio that do not make dividend payments has increased significantly in 1999 to 2005 time frame. This change in the composition of the common stock portion of the portfolio has diminished investment income, although a reversal of the downtrend in net investment income was achieved in 2003 and 2004.

Item 22(d)(3)

The Fund files its complete schedule of portfolio holdings with the SEC for the First and Third Quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov or can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.) These reports can also be obtained from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401.

Item 22(d)(4) & (5)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and a report on how the Fund voted such proxies during the 12-month period ended June 30, 2005 can be obtained by request and without charge from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401, or from the SEC’s website at http://www.sec.gov.

Additional Disclosures

Shareholder Notification of Federal Tax Status (Unaudited) — The Bridges Investment Fund designates 100% of dividends declared during the fiscal year ended December 31, 2005 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Bridges Investment Fund designates 100% of dividends declared from the net investment income during the fiscal year ended December 31, 2005 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Shareholder Communication MD&A-8 January 19, 2006

Information to Be Filed in N-CSR Report— The Securities and Exchange Commission requires specific certifications by the Fund’s principal officers with every report on Form N-CSR. The Fund’s President, Executive Vice-President and Chief Compliance Officer, and Treasurer will provide his or her certification on a separate document, which certification will be filed as an exhibit to the Fund’s Form N-CSR. Form N-CSR includes certain additional items of information to be reported, including Item 2. Code of Ethics, Item 3. Audit Committee Financial Expert, Item 4. Principal Accountant Fees and Services, Item 6. Schedule of Investments, Item 9. Controls and Procedures, Item 10. Submission of Matters to Vote of Security Holders, Item 11. Controls and Procedures, and Item 12. Exhibits. The Fund’s report on Form N-CSR is available, without charge, at the SEC’s web site at HTTP://sec.gov, and is also available, without charge, upon request to Mary Ann Mason at 1-800-939-8401.

Shareholder Communication  MD&A-8                                                                                                                     January 19, 2006

On January 11, 2005, the Board of Directors of the Fund approved the renewal of the investment advisory contact between the Fund and Bridges Investment Management, Inc. (BIM), and on March 22, 2005, the renewal of the advisory agreement with BIM was approved by the Fund’s shareholders. The advisory agreement with BIM was approved for the period from April 17, 2005, through April 17, 2006.

Fund officers may also serve as officers of both Bridges Investment Counsel, Inc. and Bridges Investment Management, Inc., and a full description of the positions held by Fund officers is included as Item 22(b)(5) above. Through an outsourcing agreement with Bridges Investment Counsel, Inc. (BIC), BIM provides office space, facilities, and equipment to the Fund.

In the determination to renew the advisory agreement with BIM, the Fund Board was provided information concerning the relationships between BIC and BIM, and BIM provided the Fund Board of Directors information with respect to BIM’s financial resources. In connection with the decision to recommended renewal of the BIM advisory agreement for the upcoming year, BIM provided the Fund Board of Directors with updated financial information concerning BIM including information showing (as of June 30, 2005) total assets of $2,163,103, no long- term debt, and total shareholders’ equity of $1,827,801. BIM now represents a majority of the larger institutional client portfolios handled by BIM, BIC or affiliated entities.

Respectfully Submitted,

Edson L. Bridges III
President and Chief Executive and Investment Officer

BRIDGES INVESTMENT FUND, INC.
8401 West Dodge Road
Omaha, Nebraska 68114

Telephone 402-397-4700
Facsimile 402-397-8617

Directors

Edson L. Bridges II
Edson L. Bridges III
N. P. Dodge, Jr.
John W. Estabrook
Jon D. Hoffmaster
John J. Koraleski
Gary L. Petersen
John T. Reed
Roy A. Smith
Janice D. Stoney
L. B. Thomas
John K. Wilson

Officers

John J. Koraleski	Chairman and Lead Independent Director
Edson L. Bridges II	Vice-Chairman
Edson L. Bridges III	President and Chief Executive
and Investment Officer
Randall D. Greer	Executive Vice President and
Chief Compliance Officer
Brian M. Kirkpatrick	Vice President
Mary Ann Mason	Secretary
Kathleen J. Stranik	Assistant Secretary
Susan T. Bailey	Assistant Secretary
Starr Frohlich	Assistant Secretary
Nancy K. Dodge	Treasurer
Linda J. Morris	Assistant Treasurer
Jason Hadler	Assistant Treasurer
Trinh Wu	Controller

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
First National Tower
1601 Dodge Street, Suite 3100
Omaha, Nebraska 68102

Corporate Counsel	Counsel to Independent Directors

Baird, Holm, McEachen, Pedersen,	Koley Jessen P.C.
Hamann & Strasheim LLP	Attorneys at Law
Attorneys at Law	One Pacific Place, Suite 800
1500 Woodmen Tower	1125 South 103 Street
Omaha, Nebraska 68102	Omaha, Nebraska 68124

Special Counsel	Distributor

Ballard, Spahr, Andrews & Ingersoll, LLP	Quasar Distributors, LLC
1225 Seventeenth Street, Suite 2300	615 East Michigan Street
Denver, Colorado 80202	Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

On October 7, 2003, the Fund’s Board of Directors adopted a code of ethics under Section 406 of Sarbanes-Oxley Act (the "Section 406 Code of Ethics"), which applies to the Fund's principal executive and senior financial officers. During the period covered by this report, the Fund has not amended the Section 406 Code of Ethics or granted a waiver from any provision of the Section 406 Code of Ethics to any of its officers who are subject to such code. The Fund will provide copies of its Section 406 Code of Ethics to any person without charge upon written request at the office of the Fund, Attention: Mary Ann Mason, Secretary, 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

In addition, since May 1, 1981, the Fund has had a more comprehensive code of ethics which applies to the investment adviser and all of its employees, and intended to comply with Rule 17j-1 under the Investment Company Act of 1940 (the "Rule 17 Code of Ethics"). The Rule 17 Code of Ethics has been amended and restated on several occasions to meet new conditions and regulatory requirements, with the most recent restated version adopted August 16, 2005. A major emphasis of the Rule 17 Code of Ethics is directed towards personal investment trading activities by employees of the investment adviser to the Fund, especially those persons who have access to decisions regarding the purchase and sale of securities by the Fund. The Fund's investment adviser has a compliance officer and a designated individual who monitor adherence by covered persons to the Rule 17 Code of Ethics for both the Fund and the investment adviser.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that the Fund has three audit committee financial experts,” each of whom is “independent,” as each such term is defined in Item 3(b), Form N-CSR. The Fund's audit committee financial experts are Jon D. Hoffmaster, John T. Reed and John Wilson.

Item 4. Principal Accountant Fees and Services.

The information required by this item is incorporated by reference from the Fund’s definitive proxy statement, filed with the Securities and Exchange Commission on February 16, 2006.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

 Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees

Item 11. Controls and Procedures.

Background Description of Fund Controls and Procedures: In accordance with SEC Rule 30a-3(a) under the Investment Company Act of 1940 ("1940 Act"), the Fund maintains two separate categories of controls and procedures: (1) disclosure controls and procedures and (2) internal controls over financial reporting. This Item 11 of Form N-CSR is to disclose the conclusions of the Fund's certifying officers with respect to the Fund's disclosure controls and procedures (as defined in Rule 30a-3(c)), designed to ensure that information required to be disclosed by the Fund on Form N-CSR and Form N-Q is recorded, processed, summarized and reported in a timely fashion.

The Fund's investment manager has constituted a committee (the "N-CSR Committee"), comprised of internal staff members, including personnel who are responsible for maintaining or providing information for the Form N-CSR or Form N-Q. The members of the N-CSR Committee are to report to the certifying officers any changes in internal controls for financial statement information or changes in the procedures and practices for information which is used in the Fund shareholder reports and Fund SEC filings. The N-CSR Committee meets periodically to exchange information, evaluate and assess existing controls and procedures and formally update any reportable changes in Fund controls and procedures.

(a) Conclusions of Certifying Officers: The Fund's certifying officers, Chief Executive and Investment Officer and President, Edson L. Bridges III, Treasurer, Nancy K. Dodge, and Executive Vice-President and Chief Compliance Officer, Randall D. Greer based on their evaluation as of a date within 90 days of the filing date of this Form N-CSR, including an evaluation of those matters set forth in Item 11(b) below, have concluded that the Fund's disclosure controls and procedures are effective. These conclusions were reached independently by each certifying officer after performing the evaluation required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934.

(b) Changes in the Fund's Internal Control over Financial Reporting: Through December 31, 2005, there were no changes in the Fund's internal control that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

To a significant degree the Fund’s operating controls and procedures have been delegated to USBFS and its affiliates which are providing the accounting, administrative, distributor, and dividend and transfer agent services described. With respect to the services provided by USBFS and its affiliates, the Fund relies upon the controls and compliance procedures, policies, training and oversight established by USBFS and its affiliates' personnel. Due to this, BIM requested and received a certificate from the USBFS chief compliance officer certifying as to the system of compliance controls of USBFS, and confirmation of no known compliance events related to federal securities laws impacting the Fund for the quarter ending December 31, 2005.

(a)
There was a change in the accounting accrual method used by the Fund for the accrual of the audit expense as a result of the transition to USBFS for accounting services. This change relates primarily to the difference in the timing of the accrual of the expense, and such change is not expected by Fund management to materially affect total Fund expenses.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. See Item 2.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Bridges Investment Fund, Inc.

By (Signature and Title)*  /s/ Edson L. Bridges III
Edson L. Bridges III, President, CEO, CIO

Date    2/23/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Randall D. Greer
 Randall D. Greer, Executive Vice-President, CCO
Date    2/23/06

By (Signature and Title)*   /s/ Edson L Bridges III
 Edson L. Bridges III, President, CEO, CIO
Date   2/23/06

By (Signature and Title)*    /s/ Nancy K. Dodge
  Nancy K. Dodge, Treasurer
Date   2/23/06

* Print the name and title of each signing officer under his or her signature.